
<ARTICLE> 5
<MULTIPLIER> 1,000

<PERIOD-TYPE>                   6-MOS
<FISCAL-YEAR-END>                          JAN-03-1998
<PERIOD-START>                             DEC-29-1996
<PERIOD-END>                               JUN-28-1997<F1>
<CASH>                                          14,352
<SECURITIES>                                         0
<RECEIVABLES>                                   26,351
<ALLOWANCES>                                         0
<INVENTORY>                                     36,763
<CURRENT-ASSETS>                                78,169
<PP&E>                                          68,149
<DEPRECIATION>                                   8,514
<TOTAL-ASSETS>                                 250,105
<CURRENT-LIABILITIES>                           44,956
<BONDS>                                        120,824
<PREFERRED-MANDATORY>                                0
<PREFERRED>                                     35,000
<COMMON>                                         9,201
<OTHER-SE>                                      10,419
<TOTAL-LIABILITY-AND-EQUITY>                   250,105
<SALES>                                        123,299
<TOTAL-REVENUES>                               123,299
<CGS>                                           95,851
<TOTAL-COSTS>                                   95,851
<OTHER-EXPENSES>                                 7,727
<LOSS-PROVISION>                                     0
<INTEREST-EXPENSE>                               6,427
<INCOME-PRETAX>                                 13,291
<INCOME-TAX>                                     5,475
<INCOME-CONTINUING>                              9,398
<DISCONTINUED>                                       0
<EXTRAORDINARY>                                      0
<CHANGES>                                            0
<NET-INCOME>                                     9,398
<EPS-PRIMARY>                                        0
<EPS-DILUTED>                                        0

<F1>The results of operations for the six months ended June 28, 1997 represent the results of Clark-Schwebel Holdings, Inc. ("Company") for the period of December 29, 1996 through June 28, 1997 (successor company). A change in ownership resulted from a leveraged buyout on April 17, 1996, and the transaction resulted in a new basis of accounting for the Company. Therefore, the results of operations for the six months ended June 28, 1997 are not fully comparable to preceding reporting periods. This schedule contains summary financial information from the Company's financial statements and is qualified in its entirety by reference to such financial statements.

